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                                                                  EXHIBIT 10(h)

                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT
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                                                                October 31, 1996


The Bibb Company
237 Coliseum Avenue
Macon, Georgia  31201


Gentlemen:

     Reference is made to the Loan and Security Agreement (the "Loan Agreement"), dated as of September 12, 1996, by and among Congress Financial Corporation (Southern), as agent (the "Agent"), the Lenders parties thereto and The Bibb Company ("Borrower"), together with all other agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (as the same now exist, are being amended hereby and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein and not herein defined shall have the meanings given to them in the Loan Agreement.

     Borrower has requested that Agent and Lenders agree to amend one of the affirmative covenants of Borrower contained in the Loan Agreement, and Agent and the Required Lenders are willing to agree to such amendment, subject to the terms and conditions set forth herein.

     In consideration of the foregoing, the mutual agreements and covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

     1.   Consultant.  Section 9.19(a) of the Loan Agreement is hereby deleted
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in its entirety and replaced with the following, effective as of October 27,
1996:

          "(a) On or before November 8, 1996, (i) Borrower shall retain a consulting firm chosen by Borrower and acceptable to Agent and Required Lenders (the "Consultant") pursuant to an engagement letter having terms (including compensation, scope, duration of the engagement and work to be performed) acceptable to Agent and Required Lenders, and (ii) the Consultant shall have initiated its field work. Thereafter, Borrower shall continue such retention in effect, or the retention of a replacement or successor Consultant acceptable to Agent and Required Lenders under a retention agreement having terms acceptable to Agent and Required Lenders."

     2.   No Acceleration.  The parties hereto hereby agree and acknowledge
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that, notwithstanding the terms and provisions of
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Section 10.2(b) of the Loan Agreement, the Obligations have not been accelerated, automatically or otherwise, by virtue of the occurrence of an Event of Default under Section 10.1(a)(ii) of the Loan Agreement by reason of the default under the provisions of Section 9.19(a) of the Loan Agreement, as such provisions existed prior to the effectiveness of this Amendment.

     3.   Condition Precedent.  The effectiveness of the amendment contained
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herein shall be subject to the satisfaction of the following condition:  the receipt by Agent of an original of this Amendment, duly authorized, executed and delivered by Borrower and the Required Lenders.

     4.   Effect of this Amendment.
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          (a) Entire Agreement; Ratification and Confirmation of the Financing
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Agreements.  This Amendment contains the entire agreement of the parties with
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respect to the subject matter hereof and supersedes all prior or contemporaneous term sheets, proposals, discussions, negotiations, correspondence, commitments and communications between or among the parties concerning the subject matter hereof. This Amendment may not be modified or any provision waived, except in writing signed by the party against whom such modification or waiver is sought to be enforced. Except as specifically amended pursuant hereto, the Financing Agreements are hereby ratified, restated and confirmed by the parties hereto as of the effective date hereof. No Events of Default have been or are being waived hereby. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

          (b) Governing Law.  This Amendment and the rights and obligations
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hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of Georgia.

          (c) Binding Effect.  This Amendment shall be binding upon and inure to
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the benefit of each of the parties hereto and their respective successors and assigns.

          (d) Counterparts.  This Amendment may be executed in any number of
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counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

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     By the signatures hereto of their duly authorized officers, each of the parties hereto covenants and agrees as set forth herein.

                              Very truly yours,

                              CONGRESS FINANCIAL CORPORATION
                              (SOUTHERN), as Agent and Lender

                              By:  /s/ Morris P. Holloway

                              Title:  Vice President


                              TRANSAMERICA BUSINESS CREDIT
                              CORPORATION, as Lender

                              By:  /s/ Terrell W. Harris

                              Title:  Vice President

AGREED AND ACCEPTED:

THE BIBB COMPANY

By:  /s/ A. William Ott

Title:  Chief Financial Officer

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